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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33-35478, 33-71134, 33-52723, and 333-83819)
and Form S-3 (File No. 333-68350) of Cabot Oil & Gas Corporation of our report dated March 16, 2001 relating to the consolidated financial statements of Cody Company, which appears in the Cabot Oil & Gas Company Form 8-K/A.


Hein & Associates LLP
January 4, 2002